 Altrius Enhanced Income Fund

Class A (Ticker Symbol: KEUAX)

Class C (Ticker Symbol: KEUCX)

Class I (Ticker Symbol: KEUIX)

RAISE™ Core Tactical Fund

Class A (Ticker Symbol: KRCAX)

Class C (Ticker Symbol: KRCCX)

Class I (Ticker Symbol: KRCTX)

MarketGrader 100 Enhanced Fund

Class A (Ticker Symbol: KHMAX)

Class C (Ticker Symbol: KHMCX)

Class I (Ticker Symbol: KHMIX)

Each a series of Investment Managers Series Trust II (the “Trust”)

Supplement dated March 18, 2019 to the

Prospectus and Statement of Additional Information, each dated May 1, 2018;

and the Summary Prospectuses dated May 10, 2018.

The Board of Trustees of the Trust has approved a Plan of Liquidation for each of the Altrius Enhanced Income Fund, the RAISE™ Core Tactical Fund, and the MarketGrader 100 Enhanced Fund (the “Funds”). The Plan of Liquidation authorizes the termination, liquidation and dissolution of each Fund. In order to perform such liquidations, effective immediately each Fund is closed to all new investment.

Each Fund will be liquidated on or about March 28, 2019 (the “Liquidation Date”), and shareholders may redeem their shares until the Liquidation Date. On or promptly after the Liquidation Date, each Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

In anticipation of the liquidation of each Fund, Kaizen Advisory, LLC, the Funds’ advisor, may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of each Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

Please contact the Funds at 1-844-524-9366 if you have any questions or need assistance.

Please file this Supplement with your records.